

IBAT
International Battery Metals

IBAT Investor Overview
OTCQB: IBATF
TSXV: IBAT

February 2026

Proven, Differentiated Lithium Extraction Technology and Process Positioned for The Next Phase of Market Development

Disclaimer

This investor presentation (this "Presentation") is not an offer to sell or solicitation of an offer to buy any securities of International Battery Metals Ltd. ("IBAT" or the "Company") nor shall it form the basis of, or be relied upon in connection with any contract for purchase or subscription, nor shall there be any offer or sale of any securities in any jurisdiction in which such offer or sale would be unlawful. This Presentation is for information purposes only. This presentation is not, and is not intended to be, an advertisement, prospectus, or offering memorandum or advertisement of securities under Canadian, United States or other applicable securities laws, and is made available on the express understanding that it does not contain all information that may be required to evaluate, and will not be used by readers in connection with, the purchase of or investment in any securities of any entity . Securities may not be offered or sold in the United States absent registration under the United States Securities Act of 1933 or an exemption from registration thereunder. The information contained in this Presentation is proprietary to and copyrighted by the Company, and any unauthorized use or reproduction is strictly prohibited. This presentation also is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution would be contrary to law or regulation.

Certain statements included and incorporated by reference in this Presentation are "forward-looking" within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 or in releases made by the Securities and Exchange Commission (the "SEC") and "forward-looking information" within the meaning of applicable Canadian securities laws. All statements and information, other than statements of historical fact, made by IBAT that address activities, events, or developments that IBAT expects or anticipates will or may occur in the future are forward-looking statements and forward-looking information, including, but not limited to, statements and information preceded by, followed by, or that include words such as "may", "would", "could", "will", "likely", "expect", "anticipate", "believe", "intends", "plan", "forecast", "budget", "schedule", "project", "estimate", "outlook", or the negative of those words or other similar or comparable words.

In particular, this Presentation contains forward-looking information, including, without limitation, with respect to the following matters or the Company's expectations relating to such matters: future plans and objectives of IBAT; availability of and ability to complete necessary financings in the future; completion of the proposed deployment of IBAT's modular direct lithium extraction plant (the "MDLE Plant") with a customer (the "Customer") in the western United States; future optimization of the MDLE Plant and potential increases to targeted production rates; Company's ability to meet lithium demand, future cash flows and achieving cash flow breakeven; future price of metals and minerals; the market and demand for lithium; expected production; operating costs and capital expenditures, the Company's ability to scale development and gain economies of scale, including IBAT's technology resulting in cost reductions; the Company's relationship with Ensorcia; and other statements related to the business, operations and performance of IBAT.

Forward-looking statements and information involve significant risks, assumptions, uncertainties and other factors that may cause actual future performance, achievement or other realities to differ materially from those expressed or implied in any forward-looking statements or information and, accordingly, should not be read as guarantees of future performance, achievement or realities. Actual performance, achievement or other realities could differ materially from those expressed in, or implied by, any forward-looking statements or information in this Presentation and, accordingly, investors should not place undue reliance on any such forward-looking statements or information. Further, any forward-looking statement or information speaks only as of the date on which such statement is made, and IBAT does not undertake any obligation to update any forward-looking statements or information to reflect information, events, results, circumstances, realities or otherwise after the date on which such statement is made or to reflect the occurrence of unanticipated events, except as required by law, including securities laws. All forward-looking statements and information contained in this Presentation are qualified by such cautionary statements. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on IBAT's business or the extent to which any factor, or combination of factors, may cause actual realities to differ materially from those contained in any forward-looking statements. IBAT disclaims any intention or obligation to update or revise any forward-looking statements in this Presentation, whether as a result of new information, future events or otherwise, unless required pursuant to applicable law.

In addition, forward-looking statements and information herein, including financial information, is based on certain assumptions relating to the business and operations of IBAT. Although IBAT has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements and forward-looking information in this Presentation, there may be other factors that cause actions, events or result not to be as anticipated, estimated or intended. There is no assurance that such statements and information will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements or information. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information contained in this Presentation. IBAT also uses certain non-IFRS financial performance measures in this Presentation. Non-IFRS financial performance measures do not have any standardized meaning prescribed under IFRS, and therefore, they may not be comparable to similar measures employed by other companies. The data presented is intended to provide additional information and should not be considered in isolation or as a substitute for measures prepared in accordance with IFRS and should be read in conjunction with the Company's financial statements.
Additional information about these assumptions and risks and uncertainties is contained in the Company's filings with securities regulators, including the Company's annual information form and management's discussion and analysis for the most recently completed financial year, which are available under the Company's profile on SEDAR+ at www.sedarplus.ca.

This Presentation also contains future-oriented financial information and financial outlook information (collectively, "FOFI") about IBAT's prospective results of operations, revenues and margins and components thereof, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraphs. FOFI contained in this Presentation was approved by management as of the date of this Presentation and was provided for the purpose of providing further information about IBAT's future business operations. IBAT disclaims any intention or obligation to update or revise any FOFI contained in this Presentation, whether as a result of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this Presentation should not be used for purposes other than for which it is disclosed herein.

This Presentation also contains or references certain market, industry and peer group data which is based upon information from independent industry publications, market research, analyst reports and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this Presentation and accordingly, the accuracy and completeness of such data is not guaranteed.

This Presentation should not be treated as giving investment advice and is not intended to form the basis of any investment decision. It does not, and is not intended to, constitute or form part of, and should not be construed as, any recommendation or commitment by the Company or any of its directors, officers, employees, direct or indirect shareholders, agents, affiliates, advisors or any other person, or as an offer or invitation for the sale or purchase of, or a solicitation of an offer to purchase, subscribe for or otherwise acquire, any securities, businesses and/or assets of any entity, nor shall it or any part of it be relied upon in connection with or act as any inducement to enter into any contract or commitment or investment decision whatsoever.

A Differentiated Direct Lithium Extraction Technology and Process Company

Exceptional Proven Technology & Process	Advantaged Business Model	Focused on Delivering Value

IBAT is a direct lithium extraction (DLE) technology company delivering a proprietary extraction process through a modular plant (MDLE) architecture built around its patented intellectual property.

The Company believes its core extraction process drives performance, recovery, and economics for lithium brine developments.

Value is driven by how the modular technology and process are quickly designed, constructed, and deployed, which represents an efficient solution to recover lithium from brines in a variety of regions.

We are the only public-market DLE technology company with operational field deployment experience.

Headquarters: Houston, TX

Founded: 2018

Market Cap (2/6/26): ~$36M

Cash Balance (12/31/25): ~$9M



Why Invest in IBAT?

1. Structural Global Lithium Demand Growth
2. Near-shoring: Supply Chain Re-engineering Away From China
3. Proprietary, U.S.-Sourced Technology
4. Modular DLE: Faster Project Execution, Staged Development, and Low Capital Intensity
5. Experienced Energy Infrastructure Leadership Driving Execution Phase

Lithium Demand Expected to Grow Significantly Over Next Decade

Driven by EV and Accelerating Battery Energy Storage Systems (BESS) Deployment



Lithium Demand
10 - 15% CAGR
(4.0 - 6.5M metric tonnes)
~1.6M metric tonnes
2025E
2030E
2035E

- **EV adoption remains the primary demand driver,** supported by continued global electrification
- **Energy storage is the fastest-growing source of incremental lithium demand**
- **Demand growth is increasingly long-dated**, reducing sensitivity to short-term price volatility



Lithium Demand Mix
EV
BESS
Other
100%
80%
60%
40%
20%
0%
2025 E
2030 E
2035 E

Sources: JPMorgan Lithium Outlook (Dec 2025); Morgan Stanley New Materials Outlook 2026; International Energy Agency.

Macro Conditions Are Aligning for Project Advancement

Improving economics, clearer demand visibility, and shifting supply-chain priorities are supporting renewed project evaluation

Matured DLE Projects and Potential

- DLE process maturity supports progression toward commercial-scale deployment
- Improved cost structures expand the set of economically viable projects

Economics Have Improved

- Prolonged lithium price decline delayed project final investment decisions (FID)
- Recent price recovery towards incentive levels is supporting renewed project evaluation

These factors collectively support renewed engagement on lithium project development.

Demand Visibility Improving

- EV/storage adoption are providing long-dated demand signals
- Battery demand growth supports planning beyond short-term cycles

Supply Chains Are Being Re-Balanced

- Governments and industrial players prioritizing domestic and allied-country supply chains
- Critical minerals are increasingly viewed through strategic lens
- Industrial and military/security needs

Sources: International Energy Agency; U.S. Geological Survey; JPMorgan Lithium Outlook.

Critical Minerals Supply Chains Are Being Re-Engineered

Governments and industrial players are actively reducing reliance on China, increasing demand for secure, allied-country technologies.

China's Share

Lithium Chemical Processing: Global Capacity

60-70%

Battery Cell Manufacturing: Global Li-ion cell capacity

70-75%

Battery Material Refining: Global cathode precursor & active materials

~80%

Policy & Capital Driving Diversification

$3B+ committed
- Critical Minerals & battery supply chain

>40% domestic processing by 2030
- Critical Raw Material Act

¥1.3T (~$9B) supply chain security
- Allied country offtake & financing

A$4B+ downstream processing
- Value-added export focus

What Investors Are Backing

Secure & Transparent Supply Chains

Allied Country Tech & Manufacturing

Scalable, Cost-Competitive Solutions

Sources: U.S. Department of Energy; European Commission (Critical Raw Materials Act); METI Japan; Australian Government Critical Minerals Strategy; International Energy Agency; U.S. Geological Survey.

Global Adoption of DLE is Accelerating

Industry deployment is progressing from pilot toward early commercial applications


DLE POISED TO INTRODUCE SIGNIFICANT SUPPLY OVER NEXT DECADE
~8x Increase in Global DLE Production
Rest of the World
North America
2025E
2030E
2035E

North American DLE market in nascent stage with projects anticipated to reach FID over next few years

Real-World Operation Validated Core Technology and Process Performance

- ✓ **Media Performance Validated**
- ✓ **Column Operation Validated**
- ✓ **Process Integration & Technology Learnings Identified**



	Attribute	Comments
1	Selectivity/ Capacity	High media selectivity of lithium and chloride ions results in a high purity eluent
2	Efficiency	Extraction of ~98% of lithium ions per cycle minimizes cycles required
3	Kinetics	Extraction rates >20% of bed volumes per minute reduces costs
4	Resiliency	>8,400 cycles during Utah operation with ~1,100 cycles run on one column
5	Costs and Scalability	Industry-leading operating costs and ability to scale to desired size

Source: Company operational data. Results reflect specific operating conditions and are not indicative of full-scale commercial performance.

Demonstrated Commercial-Scale Technology

IBAT successfully conducted the first commercial operations for its MDLE plant in 2024

12	83	8,423	25	99.9%
3' x 6' Columns Run	Days of Operation[1]	Cycles	Tonnes of LCE	Lithium Purity




Lithium Carbonate
July 8, 2024

(1) Inefficient workdays (e.g., 6-8 hours a day 5 days a week) due to operator's desire to work only during daylight hours and inefficient brine delivery

Positioned to Lead Deployment of a Complete DLE Flowsheet

Resource owners seeking path to most efficient value chain proposition for Lithium Carbonate sales

Brine Resource	**Direct Lithium Extraction**	Carbonation and Refining	Profitable Sales
	IBAT		
Significant inventory of recoverable brine worldwide	**THE MISSING LINK** **We believe we have the most competitive process**	High capital/expense	DLE process key in completing the broader process to profitable development
Mature field infrastructure and well understood pre-processing steps	**Proprietary process and technology**	Established, proven processes	

Proprietary Extraction Process Protected Through Patents and Trade Secrets

The Process

Process Architecture Defined and Controlled by IBAT

- Media formulation and interaction
- Column configuration and sequencing
- Process control and operating logic



Brine Input
IBAT Proprietary Extraction Process/Tech
Lithium Output
Refiners

Patent Protects Core Process Functionality

Patent Portfolio Protects Core Process Architecture

Patented extraction methods
Apparatus and method claims covering system operation

Patented process control techniques
Monitoring and optimization of extraction performance

Patented media compositions
Sorbent chemistry and durability

6 Issued Patents	**8** Patent Families
7 Key Jurisdictions	**2038** Protection

Trade Secrets Protect Process Know-How

Operating parameters and sequencing

Integration logic across brine chemistries

Manufacturing and next-gen enhancements

Layered IP protection supports long-term differentiation as DLE adoption expands.

Source: Company disclosures. Patent coverage includes apparatus and method claims; additional process know-how retained as trade secrets.

IBAT Technology Applicable on Brine Resources Worldwide

Focused on distinct regions with known, large brine resources and supportive political/industrial environments ready to solve the lithium supply chain

Smackover Formation


TEXAS

One of the largest U.S. lithium-brine basins under evaluation, supported by extensive legacy oil and gas infrastructure and growing interest from large energy operators.

Other North America Resources

U.S. lithium supply is a critical initiative for geopolitics. Several DLE projects under evaluation, including **Utah, Nevada, California** and **Pennsylvania**, and throughout Canada, as well as any region with oil and gas production.


Chile
Argentina

South American Lithium Triangle

The world's most established lithium-brine region, representing a core source of global supply with long resource life and continued investment in advanced extraction technologies.

ENSORCIA METALS



Middle East Brine Resources

Several brine resources identified and under evaluation. Development supported by strong government and industrial focus on critical minerals as part of long-term economic diversification and energy transition initiatives.

MENA Partnership

Flexible Commercial Structures Aligned with Customer Needs

Supports multiple deployment models while preserving long-term value creation

- Resource owners increasingly looking for efficiencies and value across the flowsheet
- IBAT understands the full flowsheet and can bring upstream/downstream partners for pre and post-DLE processes
- Modular deployments enable speed and resource validation before potential expansion to larger commercial facilities

This approach aligns IBAT with evolving customer expectations while preserving scalability and capital discipline.

	Capital Needs	Revenue Model and Opportunities
License	Minimal	• Continuous, derisked revenue stream with **minimal upfront capital and project risk** • **Conversations underway** with large, multi-national companies that have the wherewithal to execute full project development
Services	$ - $$$	• Construct and deploy facility under lease or cost-plus sales structure • Fixed margins on project development • IBAT's MDLE Plant is available for deployment
Project Participation	$$$$	• Limited capital investment required by IBAT; capital raised through SPV model • IBAT to receive equity interest, royalty and/or overhead reimbursement

Experienced Executive Team Advancing IBAT Towards Commercial Deployment

Focused execution priorities designed to support technical rigor and validation, partnerships, and long-term value creation

From Lab to Field Operations

- Advance prospective resources from laboratory testing to commercial field operations
- Utilize pilot-scale deployments to validate DLE performance and resource deliverability

Experienced management team with significant energy experience focused on one thing:

EXECUTION

Pilot Deployment to Support Commercial Readiness

- Deploy modular pilot facilities to demonstrate real-world performance
- Generate data to support customer evaluation and project advancement

Full Flowsheet Partnerships

- Establish strategic alliances with carbonation and refining partners
- Enables customers to access complete lithium production flowsheet

Positioning for Long-Term Participation

- Position IBAT to support battery grade offtake requirements
- Maintain optionality to access full projected returns through JVs and resource exposure

Summary

1. Structural Global Lithium Demand Growth
2. Near-shoring: Supply Chain Re-engineering Away From China
3. Proprietary, U.S.-Sourced Technology
4. Modular DLE: Faster Project Execution, Staged Development, and Low Capital Intensity
5. Experienced Energy Infrastructure Leadership Driving Execution Phase

Thank You

IBAT
International
Battery Metals

Investor Contact:
Brian Siegel, IRC®, M.B.A.
Senior Managing Director
Hayden IR - Chicago
(346) 396-8696 (o)
brian@haydenir.com